GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Core Fixed Income Fund

(the “Fund”)

Supplement dated February 21, 2025 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2024, as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Upon the recommendation of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Board of Trustees of Goldman Sachs Variable Insurance Trust recently approved changes to the Fund’s non-fundamental policy to invest at least 80% of its net assets in fixed income securities (“80% Policy”). The change in the Fund’s 80% Policy will be effective on April 30, 2025 (the “Effective Date”).

The Fund currently invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities. On the Effective Date, the Fund’s 80% Policy will be revised to reflect that the Fund will invest, under normal circumstances, at least 80% of its Net Assets in “core fixed income securities.” For purposes of the Fund’s 80% Policy, the core fixed income securities universe will be revised to clarify fixed income securities that are rated investment grade (i.e., securities rated BBB-, Baa3 or higher by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund, or (iii) the Fund’s investment objective to seek a total return consisting of capital appreciation and income.

Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

The following replaces in its entirety the first paragraph under the “Goldman Sachs Core Fixed Income Fund—Summary—Principal Strategy” section in the Fund’s Prospectuses and the “Principal Strategy” Section in the Goldman Sachs Core Fixed Income Fund’s Summary Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in core fixed income securities. Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”) and asset-backed securities (including collateralized loan obligations). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities. Core fixed income securities are fixed income securities that are rated investment grade (i.e., securities rated BBB-, Baa3 or higher by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality).

The eighth paragraph under the “Goldman Sachs Core Fixed Income Fund—Summary—Principal Strategy” section in the Fund’s Prospectuses and the “Principal Strategy” Section in the Goldman Sachs Core Fixed Income Fund’s Summary Prospectuses is deleted in its entirety.

The following replaces in its entirety the first paragraph under the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Core Fixed Income Fund” section in the Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in core fixed income securities. Fixed income securities include U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities and asset-backed securities (including CLOs). The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Core fixed income securities are fixed income securities that are rated investment grade (i.e., securities rated BBB-, Baa3 or higher by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality). Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The nineth paragraph of the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Core Fixed Income Fund” section in the Prospectuses is deleted in its entirety.

The sixth paragraph of the “Investment Objectives and Policies—Information About the Core Fixed Income Fund” section in the SAI is deleted in its entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITCFINFPSTK 02-25